                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported)
                                 May 20, 1999


                           Software AG Systems, Inc.
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            (Exact name of Registrant as specified in its Charter)



        Delaware                   001-13609                   54-1167173
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(State or other Jurisdiction    (SEC File No.)           (IRS Employer
   of incorporation)                                     Identification Number)


11190 Sunrise Valley Drive, Reston, Virginia                         20190
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(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code:    (703) 391-6757
                                                       --------------


                               Not Applicable
                               --------------
         (Former name or former address, if changed since last Report)
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                           Software AG Systems, Inc.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 5.  Other Events
---------------------

     SAGA SOFTWARE, Inc., a wholly owned subsidiary of Software AG Systems, Inc., announced that it entered into an agreement to acquire Blue Lobster, Inc. based in San Jose, California, as set forth in the press release issued May 20, 1999 and attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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(c)  Exhibits
     --------

     Exhibit 99.1  Press release dated May 20, 1999
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                                   SIGNATURES



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


          SOFTWARE AG SYSTEMS, INC.



Date: May 20, 1999                   By: /s/ Katherine E. Butler
                                         -----------------------------------
                                         Katherine E. Butler
                                         Vice President, General Counsel and
                                              Secretary